UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):
April 21, 2015
GANNETT CO., INC.
(Exact name of registrant as specified in charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia		22107-0910
(Address of principal executive offices)		(Zip Code)
(703) 854-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 21, 2015, Gannett Co., Inc. reported its consolidated financial results for the first quarter ended March 29, 2015. A copy of this press release is furnished with this report as an exhibit.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
See Index to Exhibits attached hereto.

SIGNATURE
Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: April 21, 2015	By:	/s/ Victoria D. Harker
Victoria D. Harker
Chief Financial Officer (principal financial officer)

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Gannett Co., Inc. Earnings Press Release dated April 21, 2015.